WILLIAM BLAIR FUNDS

William Blair International Growth Fund

William Blair Institutional International Growth Fund

(each a “Fund” and collectively, the “Funds”)

Supplement dated January 12, 2026 to each Fund’s Summary Prospectus dated May 1, 2025, and the

Funds’ Prospectus, dated May 1, 2025, as supplemented

Effective February 1, 2026:

The information below replaces similar disclosure in the “Management” section of each Fund’s Summary Prospectus and the “Summary – Management” sections for each Fund in the Prospectus as follows:

Portfolio Managers. Simon Fennell and Andrew Siepker, Partners of the Adviser, co-manage the Fund. Mr. Fennell has co-managed the Fund since 2013. Mr. Siepker has co-managed the Fund since 2022.

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement for future reference.